UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011

THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 11, 2011, The Corporate Executive Board Company (the “Company”) issued a press release announcing that the Company will host its 2011 institutional investor day on Friday, March 18, 2011 at the New York Stock Exchange. The Company’s Chairman and CEO, Thomas Monahan; CFO, Richard Lindahl; and members of its leadership team will present on corporate strategy, market opportunities, and growth potential. On March 18, 2011, a live webcast of the event and the presentation materials will be available to the public at http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=113226&eventID=3837545.

A copy of the press release announcing the institutional investor day is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Exhibit.

     (d) Exhibits

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release announcing 2011 institutional investor day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

(Registrant)

Date: March 14, 2011

By: /s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release announcing 2011 institutional investor day.